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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6536

           Van Kampen Trust For Investment Grade New Jersey Municipals
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   10/31

Date of reporting period:   4/30/04

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Acto of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade New Jersey Municipals performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of the trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       AMT Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/04

TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
SYMBOL: VTJ
------------------------------------------------------
AVERAGE ANNUAL                BASED ON      BASED ON
TOTAL RETURNS                   NAV       MARKET PRICE

Since Inception (03/27/92)     7.83%          6.89%

10-year                        7.56           7.36

5-year                         6.33           4.75

1-year                         1.61          -0.77

6-month                        0.85          -2.40
------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers New Jersey Municipal Bond Index is a broad-based statistical composite of New Jersey municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

Van Kampen Trust for Investment Grade New Jersey Municipals is managed by the adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both the last quarter of 2003 and, preliminarily, the first quarter of this year. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

The surprisingly rapid job growth data released in April, coupled with rapidly rising commodity and high oil prices, led many investors to fear that the Fed would be forced to raise interest rates earlier than the market initially expected. As a result, bond yields across all major sectors spiked in April.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states sought to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in the first months of 2004.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to some taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.
 2

New Jersey economy showed signs of improvement over the past year as unemployment declined and the housing sector remained strong. As a result, Fitch removed the state from its "Watch Negative" list in November, though a large budget gap and structural imbalances may lead to future ratings downgrades. The 2005 proposed budget relies on debt refinancing and a proposed tax increase on residents making $500,000 or more.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market-price basis, the trust underperformed its benchmark, the Lehman Brothers New Jersey Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. As yields rose toward the end of the period, the prices of bonds declined. The trust's use of leverage magnified this negative price movement, leading to a lower total return at NAV than that of its benchmark, which is not leveraged.

Our analysis of the macroeconomic environment, coupled with the levels of interest rates near multi-decade lows, led us to believe that interest rates were more likely to rise than to fall further. As a result, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark in order to limit the potentially damaging impact of any increase in interest rates. This approach hampered the trust's returns as interest rates fell for much of the period. That said, the strategy helped buoy returns when interest rates soared in the final weeks of the period.

We also adjusted the portfolio's term structure in anticipation of rising interest rates. Our research showed that the intermediate portion of the curve offered the most promising total-return potential. As a result, we focused our purchases

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

----------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS NEW JERSEY
        NAV      MARKET PRICE      MUNICIPAL BOND INDEX
       0.85%        -2.40%                1.40%
----------------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

on the 15-year segment of the curve. These securities had the added appeal of premium coupons and 10-year call dates, which offered attractive income coupled with limited interest-rate exposure.

While we added several BBB/Baa-rated issues during the period, the trust's performance was modestly hampered by its overall high-quality bias. Municipal-bond investors during the period responded to the protracted low rate environment by favoring high-yield bonds, which caused the yield spreads between higher- and lower-rated bonds to narrow. (Yield spreads reflect the premium demanded by investors to buy lower-rated bonds.) As a result, lower-quality bonds outperformed. The portfolio had 86 percent exposure to bonds rated AA/Aa or higher at the end of the period.

Our trading activity during the period was below traditional norms because we wanted to avoid having to reinvest into securities with low yields. That said, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value. Some of these acquisitions were funded by the proceeds of bonds that were called away by their issuers during the period. In other cases we sold bonds that met their performance objectives. We reinvested this cash into securities with more promising total-return characteristics.

The trust's portfolio remained well diversified during the period, with its holdings spread across many major municipal-bond sectors. We believe this long-standing strategy helps to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to as many potential sources of return as possible. The three largest sector exposures at the end of the period were general purpose, health care and waste disposal.

As mentioned above, the portfolio's below-market duration served it well in the final weeks of the period, when interest rates rose sharply. While it is impossible to predict how long this trend will hold, we believe that the trust is well

TOP 5 SECTORS AS OF 4/30/04                 RATINGS ALLOCATION AS OF 4/30/04
General Purpose               23.5%         AAA/Aaa                         67.4%
Health Care                   13.6          AA/Aa                           18.4
Waste Disposal                10.9          A/A                              4.1
Public Building                9.5          BBB/Baa                          9.5
Transportation                 9.3          Non-Rated                        0.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

positioned to weather further increases in rates. We look forward to becoming more active in seeking attractive structures and relative-value trading opportunities now that rates have moved into a more normal range.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  159.5%
           DELAWARE  2.0%
$ 2,000    Delaware Riv & Bay Auth Del Rev (MBIA Insd).....  5.250%   01/01/21   $  2,107,300
                                                                                 ------------

           NEW JERSEY  145.9%
  1,360    Bernards Twp, NJ Sch Dist Rfdg (FGIC Insd)......  5.000    01/01/19      1,417,637
  1,000    Burlington Cnty, NJ Brdg Commn Cnty Gtd Govt
           Leasing Pgm.....................................  5.250    08/15/18      1,059,520
  1,000    Burlington Cnty, NJ Brdg Commn Cnty Gtd Govt
           Leasing Pgm.....................................  5.250    08/15/19      1,053,830
  1,080    Camden Cnty, NJ Impt Auth Rev Cherry Hill Twp
           Lib Proj........................................  5.500    05/01/15      1,183,432
  2,000    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
           Apprec Ser B (FGIC Insd)........................   *       09/01/14      1,253,080
  2,500    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
           Apprec Ser B (FGIC Insd)........................   *       09/01/15      1,480,575
  4,095    Camden, NJ (FSA Insd)...........................   *       02/15/11      3,129,194
  1,000    Colt's Neck Twp, NJ Brd Ed (FSA Insd)...........  5.000    02/01/21      1,052,860
  1,845    East Orange, NJ Brd Ed Ctf Part Cap Apprec (FSA
           Insd)...........................................   *       08/01/19        859,032
  1,845    East Orange, NJ Brd Ed Ctf Part Cap Apprec (FSA
           Insd)...........................................   *       02/01/25        611,212
  2,850    East Orange, NJ Brd Ed Ctf Part Cap Apprec (FSA
           Insd)...........................................   *       02/01/28        797,031
  2,330    Edgewater, NJ Muni Util Auth Rev Swr Rfdg (MBIA
           Insd)...........................................   *       11/01/12      1,617,766
  7,000    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
           Correctional Fac Proj (FGIC Insd)...............  5.750    10/01/30      7,536,200
  1,000    Essex Cnty, NJ Impt Auth Lease Rev Gtd City of
           Newark (AMBAC Insd).............................  5.125    04/01/29      1,015,080
  1,000    Essex Cnty, NJ Impt Auth Pkg Fac Rev Rfdg (AMBAC
           Insd)...........................................  5.000    10/01/22      1,016,800
  1,000    Essex Cnty, NJ Util Auth Solid Waste Rev Ser A
           (Prerefunded @ 04/01/06) (FSA Insd).............  5.500    04/01/11      1,088,310
  1,605    Hoboken, NJ Pkg Auth Pkg Rev Gtd Ser A
           (Prerefunded @ 05/01/11) (AMBAC Insd)...........  5.300    05/01/27      1,810,263
  2,500    Hoboken, NJ Pkg Util Ser A (FGIC Insd)..........  5.250    01/01/18      2,659,975
  1,000    Hudson Cnty, NJ Impt Auth Rev Wtrfront Impt
           Weehawken Proj Ser A (FSA Insd).................  4.750    07/01/12      1,064,690
  1,250    Hudson Cnty, NJ Impt Auth Solid Waste Sys Rev
           Ser A (Prerefunded @ 07/01/04)..................  6.100    07/01/20      1,285,375
  1,020    Mantua Twp, NJ Sch Dist Rfdg (MBIA Insd)........  5.000    03/01/15      1,078,487
  1,250    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd Jr
           Solid Waste Rfdg................................   *       04/01/11        947,475
  2,300    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Solid Waste Rfdg................................   *       04/01/08      2,042,308

 6                                             See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$ 6,500    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Solid Waste Rfdg................................   *       04/01/10   $  5,213,715
  7,055    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Solid Waste Rfdg................................   *       04/01/12      5,036,212
  1,000    Middlesex Cnty, NJ Impt Auth Rev Admin Bldg
           Residential Proj (AMT) (FNMA Collateralized)....  5.350%   07/01/34      1,008,330
  1,500    Middlesex Cnty, NJ Impt Auth Rev Str Student Hsg
           Proj Ser A......................................  5.000    08/15/35      1,439,235
  1,005    Monmouth Cnty, NJ Impt Auth Rev Govt Ln (AMBAC
           Insd)...........................................  4.875    12/01/10      1,093,460
  2,000    New Jersey Econ Dev Auth Econ Dev Rev Kapkowski
           Rd Landfill Proj Rfdg...........................  5.750    10/01/21      1,999,900
  2,215    New Jersey Econ Dev Auth Econ Dev Rev Manahawkin
           Convalescent Ser A Rfdg (FHA Gtd)...............  6.650    02/01/23      2,271,527
    370    New Jersey Econ Dev Auth Econ Dev Rev Ser F
           (AMT) (LOC: Banque Nationale Paris).............  6.600    06/01/12        370,662
    305    New Jersey Econ Dev Auth Econ Dev Rev Ser Y
           (AMT) (LOC: Banque Nationale Paris).............  6.600    06/01/12        306,196
  1,500    New Jersey Econ Dev Auth Middlesex Wtr Co Proj
           Rfdg (AMT) (AMBAC Insd).........................  5.100    01/01/32      1,492,185
  3,000    New Jersey Econ Dev Auth Mkt Trans Fac Rev Sr
           Lien Ser A (Prerefunded @ 07/01/04) (MBIA
           Insd)...........................................  5.800    07/01/08      3,083,340
  1,000    New Jersey Econ Dev Auth Mkt Trans Fac Rev Sr
           Lien Ser A (Prerefunded @ 07/01/04) (MBIA
           Insd)...........................................  5.800    07/01/09      1,027,780
  1,000    New Jersey Econ Dev Auth Rev First Mtg Cadbury
           Corp Proj Ser A (ACA Insd)......................  5.500    07/01/18      1,026,450
  1,000    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Ser A................................  5.800    11/01/31        975,980
  2,750    New Jersey Econ Dev Auth Rev Trans Proj Sublease
           Ser A (Prerefunded @ 05/01/09) (FSA Insd).......  5.000    05/01/18      3,007,620
 10,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)............................  5.900    03/15/21     11,479,200
  1,000    New Jersey Hlthcare Fac FHA Jersey City Med Ctr
           (AMBAC Insd)....................................  4.800    08/01/21      1,021,800
  1,075    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
           Insd)...........................................  6.125    07/01/11      1,104,240
  1,425    New Jersey Hlthcare Fac Fin Auth Rev
           (Prerefunded @ 07/01/04) (AMBAC Insd)...........  6.125    07/01/11      1,465,313
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Cap Hlth
           Sys Oblig Grp Ser A.............................  5.375    07/01/33        976,890
  3,945    New Jersey Hlthcare Fac Fin Auth Rev Gen Hosp
           Ctr at Passaic (Escrowed to Maturity) (FSA
           Insd)...........................................  6.500    07/01/11      4,541,997
  4,250    New Jersey Hlthcare Fac Fin Auth Rev Gen Hosp
           Ctr at Passaic (Escrowed to Maturity) (FSA
           Insd)...........................................  6.750    07/01/19      5,254,955
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Palisades
           Med Ctr Oblig Grp (ACA Insd)....................  5.250    07/01/28        991,140

See Notes to Financial Statements                                              7

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$   780    New Jersey Hlthcare Fac Fin Auth Rev Saint Mary
           Hosp (Escrowed to Maturity).....................  5.875%   07/01/12   $    865,465
  2,000    New Jersey Hlthcare Fac Fin Auth Rev South
           Jersey Hosp.....................................  6.000    07/01/32      2,060,940
  1,300    New Jersey Hlthcare Fac Fin Auth Rev Southn
           Ocean Cnty Hosp Ser A...........................  6.125    07/01/13      1,320,592
  2,500    New Jersey Hlthcare Fac Fin Auth Rev Southn
           Ocean Cnty Hosp Ser A...........................  6.250    07/01/23      2,534,425
  1,000    New Jersey Hlthcare Fac Kennedy Hlth Sys........  5.625    07/01/31      1,023,580
  1,150    New Jersey St (AMT) (Prerefunded @ 07/15/05)....  6.800    07/15/06      1,223,255
  1,175    New Jersey St Ed Fac Auth Rev Beth Medrash
           Govoha America Ser G............................  5.875    07/01/12      1,250,118
  1,000    New Jersey St Ed Fac Auth Rev Beth Medrash
           Govoha America Ser G............................  6.375    07/01/30      1,042,760
  2,000    New Jersey St Ed Fac Auth Rev College of NJ Ser
           C (FGIC Insd)...................................  5.375    07/01/15      2,177,560
    500    New Jersey St Ed Fac Auth Rev Monmouth Univ Ser
           D...............................................  5.125    07/01/24        490,110
  1,245    New Jersey St Ed Fac Auth Rev Montclair St Univ
           Ser L (MBIA Insd)...............................  5.125    07/01/19      1,316,724
  2,000    New Jersey St Ed Fac Auth Rev Rowan Univ Ser I
           (FGIC Insd).....................................  5.125    07/01/21      2,086,060
    500    New Jersey St Ed Fac Auth Rev Stevens Inst of
           Technology Ser C................................  4.000    07/01/05        512,870
    915    New Jersey St Ed Fac Auth Seton Hall Univ Proj
           Rfdg (AMBAC Insd)...............................  5.000    07/01/18        946,979
  2,000    New Jersey St Hsg & Mtg Fin Agy Multi-Family Hsg
           Rev Ser A (AMT) (AMBAC Insd)....................  5.550    05/01/27      2,033,800
  2,800    New Jersey St Hsg & Mtg Fin Agy Multi-Family Hsg
           Rev Ser F (FSA Insd)............................  5.050    05/01/13      2,959,040
    520    New Jersey St Tpk Auth Tpk Rev Ser C (MBIA
           Insd)...........................................  6.500    01/01/16        618,062
  1,880    New Jersey St Tpk Auth Tpk Rev Ser C (Escrowed
           to Maturity) (MBIA Insd)........................  6.500    01/01/16      2,244,776
  2,450    Newark, NJ Brd Ed (Prerefunded @ 12/15/04) (MBIA
           Insd)...........................................  5.875    12/15/09      2,569,682
  2,000    North Bergen Twp, NJ (FSA Insd).................   *       08/15/09      1,668,080
  1,000    North Hudson Swr Auth NJ Swr Rev Ser A Rfdg
           (FGIC Insd).....................................  5.250    08/01/16      1,072,890
  1,000    North Hudson Swr Auth NJ Swr Rev Ser A Rfdg
           (FGIC Insd).....................................  5.250    08/01/17      1,069,290
  1,805    Ocean Twp, NJ Swr Auth Ser B Rfdg (FGIC Insd)...  5.250    12/01/10      2,003,550
  2,675    Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
           Apprec Ser A (FGIC Insd)........................   *       12/15/09      2,199,973
  2,000    Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
           Apprec Ser A (FGIC Insd)........................   *       12/15/10      1,558,660

 8                                             See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$ 1,000    Port Auth NY & NJ Cons 106th Ser (AMT)..........  5.625%   07/01/08   $  1,064,280
  2,000    Port Auth NY & NJ Cons 85th Ser (MBIA Insd).....  5.375    03/01/28      2,143,740
  2,000    Rockaway Vly, NJ Regl Swr Auth Swr Rev Rfdg
           (MBIA Insd).....................................   *       12/15/09      1,644,840
  1,000    Rutgers St Univ of NJ Ser A Rfdg................  6.400    05/01/13      1,164,490
  3,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
           Svc Elec & Gas Ser D Rfdg (MBIA Insd)...........  6.550    10/01/29      3,115,740
    750    Secaucus, NJ Muni Util Auth Swr Rev Ser A
           Rfdg............................................  6.000    12/01/08        783,990
  2,325    South Jersey Port Corp NJ Rev Rfdg (AMT)........  4.500    01/01/05      2,369,431
  7,375    Union Cnty, NJ..................................  5.000    03/01/16      7,777,675
  1,870    Union Cnty, NJ Util Auth Mercer Cnty (AMT)
           (AMBAC Insd)....................................  5.350    06/01/23      1,893,038
  1,000    University Medicine & Dentistry Ser A (MBIA
           Insd)...........................................  5.000    09/01/17      1,041,970
  1,180    Washington Twp, NJ Muni Util Auth Mercer Cnty
           (AMT) (MBIA Insd)...............................  5.800    09/01/13      1,183,646
                                                                                 ------------
                                                                                  156,280,340
                                                                                 ------------
           GUAM  2.4%
  1,230    Guam Intl Arpt Auth Rev Gen Ser B (MBIA Insd)...  5.250    10/01/20      1,299,667
  1,250    Guam Pwr Auth Rev Ser A (AMBAC Insd)............  5.125    10/01/29      1,269,963
                                                                                 ------------
                                                                                    2,569,630
                                                                                 ------------
           PUERTO RICO  6.2%
  2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
           Y Rfdg (FSA Insd)...............................  6.250    07/01/21      2,411,320
  2,000    Puerto Rico Comwlth Rfdg (FGIC Insd)............  5.250    07/01/09      2,222,520
  3,000    Puerto Rico Pub Bldg Auth Rev Gtd Conv Cap
           Apprec Ser D (AMBAC Insd) (a)................... 0/5.450   07/01/30      2,021,970
                                                                                 ------------
                                                                                    6,655,810
                                                                                 ------------
           U. S. VIRGIN ISLANDS  3.0%
  2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
           Ln Nt Ser A.....................................  6.375    10/01/19      2,227,340
  1,000    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln
           Ser A Rfdg (ACA Insd)...........................  5.625    10/01/25      1,029,900
                                                                                 ------------
                                                                                    3,257,240
                                                                                 ------------
TOTAL INVESTMENTS  159.5%
  (Cost $157,890,509).........................................................    170,870,320
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%...................................      1,297,131
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (60.7%)...................    (65,021,372)
                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $107,146,079
                                                                                 ============

See Notes to Financial Statements                                              9

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

 10                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $157,890,509).......................  $170,870,320
Interest Receivable.........................................     1,974,651
Other.......................................................           748
                                                              ------------
    Total Assets............................................   172,845,719
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       169,826
  Investment Advisory Fee...................................        85,803
  Income Distributions--Common Shares.......................        47,354
  Other Affiliates..........................................         9,434
  Administrative Fee........................................         7,150
Trustees' Deferred Compensation and Retirement Plans........       305,717
Accrued Expenses............................................        52,984
                                                              ------------
    Total Liabilities.......................................       678,268
Preferred Shares (including accrued distributions)..........    65,021,372
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $107,146,079
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($107,146,079 divided by
  6,103,771 shares outstanding).............................  $      17.55
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,103,771 shares issued and
  outstanding)..............................................  $     61,038
Paid in Surplus.............................................    94,067,457
Net Unrealized Appreciation.................................    12,979,811
Accumulated Undistributed Net Investment Income.............       716,862
Accumulated Net Realized Loss...............................      (679,089)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $107,146,079
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $172,146,079
                                                              ============

See Notes to Financial Statements                                             11

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,416,595
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      528,254
Preferred Share Maintenance.................................       88,414
Trustees' Fees and Related Expenses.........................       56,655
Administrative Fee..........................................       44,022
Legal.......................................................       12,519
Custody.....................................................        5,480
Other.......................................................       74,016
                                                              -----------
    Total Expenses..........................................      809,360
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,607,235
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   270,645
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   15,661,344
  End of the Period.........................................   12,979,811
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,681,533)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,410,888)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (313,586)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $   882,761
                                                              ===========

 12                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  3,607,235        $  7,245,844
Net Realized Gain.......................................         270,645             161,946
Net Unrealized Appreciation/Depreciation During the
  Period................................................      (2,681,533)            294,378
Distributions to Preferred Shareholders:
  Net Investment Income.................................        (313,586)           (590,112)
  Net Realized Gain.....................................             -0-             (88,573)
                                                            ------------        ------------

Change in Net Assets Applicable to Common Shares from
  Operations............................................         882,761           7,023,483

Distributions to Common Shareholders:
  Net Investment Income.................................      (3,295,824)         (6,735,277)
  Net Realized Gain.....................................             -0-            (684,521)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      (2,413,063)           (396,315)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     109,559,142         109,955,457
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $716,862 and $719,037,
  respectively).........................................    $107,146,079        $109,559,142
                                                            ============        ============

See Notes to Financial Statements                                             13

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS
                                                               ENDED
                                                             APRIL 30,    -------------------
                                                                2004       2003      2002 (a)
                                                             --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 17.95     $ 18.01    $ 17.88
                                                              -------     -------    -------
  Net Investment Income.....................................      .59        1.18       1.26
  Net Realized and Unrealized Gain/Loss.....................     (.40)        .08        .12
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.05)       (.10)      (.14)
    Net Realized Gain.......................................      -0-        (.01)      (.01)
                                                              -------     -------    -------
Total from Investment Operations............................      .14        1.15       1.23
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.54)      (1.10)     (1.07)
    Net Realized Gain.......................................      -0-        (.11)      (.03)
                                                              -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 17.55     $ 17.95    $ 18.01
                                                              =======     =======    =======

Common Share Market Price at End of the Period..............  $ 16.00     $ 16.91    $ 16.50
Total Return (b)............................................   -2.40%*      9.95%     10.36%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 107.1     $ 109.6    $ 110.0
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.45%       1.42%      1.49%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.47%       6.55%      7.12%
Portfolio Turnover..........................................       5%*        10%        29%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .92%        .89%       .93%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.91%       6.02%      6.31%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    2,600       2,600      2,600
Asset Coverage Per Preferred Share (e)......................  $66,218     $67,151    $67,313
Involuntary Liquidating Preference Per Preferred Share......  $25,000     $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000     $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shares by less than .01%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------
      2001       2000       1999       1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------
     $ 16.59   $  16.12   $  18.17   $  17.57   $  16.95   $  16.91   $  14.80   $  18.18
     -------   --------   --------   --------   --------   --------   --------   --------
        1.21       1.25       1.25       1.26       1.29       1.29       1.29       1.29
        1.29        .55      (1.96)       .64        .65        .08       2.13      (3.37)
        (.30)      (.38)      (.30)      (.35)      (.36)      (.36)      (.39)      (.29)
        (.01)       -0-       (.02)       -0-        -0-       (.01)       -0-       (.02)
     -------   --------   --------   --------   --------   --------   --------   --------
        2.19       1.42      (1.03)      1.55       1.58       1.00       3.03      (2.39)
        (.88)      (.95)      (.95)      (.95)      (.95)      (.94)      (.92)      (.93)
        (.02)       -0-       (.07)       -0-       (.01)      (.02)       -0-       (.06)
     -------   --------   --------   --------   --------   --------   --------   --------
     $ 17.88   $  16.59   $  16.12   $  18.17   $  17.57   $  16.95   $  16.91   $  14.80
     =======   ========   ========   ========   ========   ========   ========   ========

     $ 15.96   $13.8125   $16.1875   $ 17.625   $16.5625   $ 15.375   $  14.75   $ 13.125
      22.52%     -8.98%     -2.61%     12.37%     14.32%     10.91%     19.79%    -16.32%
     $ 109.2   $   65.3   $   63.4   $   71.3   $   69.0   $   66.5   $   66.4   $   58.1
       2.12%      1.85%      1.75%      1.73%      1.74%      1.80%      1.89%      1.85%
       8.53%      7.75%      7.20%      7.05%      7.53%      7.64%      8.08%      7.75%
          4%        19%         6%        10%         6%        11%        14%        12%

       1.11%      1.13%      1.10%      1.10%      1.09%      1.12%      1.15%      1.15%
       6.45%      5.36%      5.45%      5.08%      5.44%      5.50%      5.63%      5.99%

       2,600      1,600      1,600        800        800        800        800        800
     $66,984   $ 65,813   $ 64,627   $139,166   $136,223   $133,165   $132,983   $122,619
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             15

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New Jersey Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2004, the Trust had no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2003, the Trust had an

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $170,646, which expires on October 31, 2011.

    At April 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $158,485,134
                                                                ============
Gross tax unrealized appreciation...........................    $ 12,515,233
Gross tax unrealized depreciation...........................        (130,047)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 12,385,186
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2003 was as follows:

                                                                  2003
Distributions paid from:
  Ordinary income...........................................    $ 26,333
  Long-term capital gain....................................     773,094
                                                                --------
                                                                $799,427
                                                                ========

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains recognized on securities for tax purposes but not for book purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust pays a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from ..05% to .00%

    For the six months ended April 30, 2004, the Trust recognized expenses of approximately $5,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2004, the Trust recognized expenses of approximately $14,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,984,963 and $8,996,179, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 2004 was 1.000%. During the six months ended April 30, 2004, the rates ranged from 0.880% to 1.099%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
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Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VTJ SAR 6/04 RN04-00747P-Y04/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Trust For Investment Grade New Jersey Municipals

By: /s/ Ronald E. Robison
    -------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    -------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

By: /s/ John L. Sullivan
    -------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: June 22, 2004